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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-41043) of Abacus Direct Corporation of our report dated January 26, 1998 appearing on page F-1 of this Annual Report on Form 10-K.


/s/ PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP
Boulder, Colorado
March 31, 1998